UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2024

Achari Ventures Holdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40906	86-1671207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Walnut Avenue, Suite 400

Clark, NJ 07066

(Address of principal executive offices, including zip code)

(732) 340-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	AVHIU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AVHI	The Nasdaq Stock Market LLC
Redeemable Warrants	AVHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 7, 2024, Achari Ventures Holdings Corp. I (“Achari”) filed a definitive joint proxy statement/prospectus (the “Definitive Proxy Statement”) with respect to an extraordinary general meeting (the “Meeting”) of Achari’s stockholders, with such Meeting being convened in order to provide Achari’s stockholders with the opportunity to vote upon certain proposals, including proposals with respect to the approval of the previously announced business combination (the “Business Combination”) between Achari and Vaso Corporation, a Delaware corporation (“Vaso”), such Business Combination contemplated by that certain Business Combination Agreement, dated as of December 6, 2023 (the “Business Combination Agreement”), by and among Achari, Achari Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Achari, and Vaso.

The Meeting shall be held virtually at 1:00 p.m. Eastern Time on August 26, 2024, at https://www.cstproxy.com/acharivc/bc2024, and the record date for determining those stockholders of Achari who shall be entitled to vote at the Meeting was August 8, 2024.

The proposed Business Combination is expected to be consummated promptly following the receipt of the required approvals by the stockholders of Achari and the satisfaction or waiver of certain other conditions.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed Business Combination between Achari and Vaso. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Achari has filed a registration statement on Form S-4 with the United States Securities and Exchange Commission (“SEC”), including a document that serves as a prospectus and proxy statement of Achari, referred to herein as the Definitive Proxy Statement. The Definitive Proxy Statement has been mailed to Achari’s stockholders. Achari will also file other documents regarding the Business Combination with the SEC from time to time. Before making any voting decision, investors and security holders of Achari are urged to read the registration statement and the related Definitive Proxy Statement (including all amendments and supplements thereto) and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

Stockholders may obtain copies of the Definitive Proxy Statement, without charge, by written request to Achari Ventures Holdings Corp. I, 60 Walnut Avenue, Suite 400, Clark, New Jersey 07066, or by telephone request at (732) 340-0700; or Morrow Sodali LLC, Achari’s proxy solicitor, by calling at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to AVHI.info@investor.morrowsodali.com, or from the SEC through the SEC website at http://www.sec.gov.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitations

This communication is not a solicitation of a proxy from any investor or security holder. However, Achari and Vaso and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from Achari’s or Vaso’s stockholders with respect to the Business Combination and related matters. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of Achari and Vaso in the Definitive Proxy Statement relating to the Business Combination. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only, and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K may include, and oral statements made from time to time by representatives of Achari may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are often identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “forecasted,” “projected,” “potential,” “seem,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or otherwise indicate statements that are not of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the effect of changes taking place across the intersection of the information technology and healthcare industries, (ii) continuation of Vaso’s agreement with a major healthcare diagnostic imaging equipment manufacturer, (iii) the impact of competitive technology and products and their pricing on Vaso’s technology and products, (iv) medical insurance reimbursement policies, (v) unexpected manufacturing or supplier problems, (vi) unforeseen difficulties and delays in product development programs, (vii) the actions of regulatory authorities and third-party payors in the United States and overseas, and (viii) the risk factors reported from time to time in Vaso’s and Achari’s SEC reports. The forgoing factors are not exhaustive and additional factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Achari or Vaso, the combined company or others relating to the Business Combination and the definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Achari or Vaso or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate; (5) the ability to meet stock exchange listing standards prior to or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Vaso as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Vaso or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (11) Vaso’s estimates of expenses and profitability. The foregoing list of factors is not exhaustive.

Stockholders and prospective investors should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Definitive Proxy Statement relating to the proposed Business Combination, Achari’s final prospectus dated October 5, 2021, related to its initial public offering, Achari’s Annual Report on Form 10-K filed with the SEC on March 29, 2024 and other documents filed by Achari and Vaso from time to time with the SEC.

Stockholders and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which only speak as of the date made, are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of Achari and Vaso. Achari and Vaso expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of Achari or Vaso with respect thereto or any change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHARI VENTURES HOLDINGS CORP. I

Dated: August 9, 2024

By:	/s/ Vikas Desai
Name:	Vikas Desai
Title:	Chief Executive Officer

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